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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

  Tax Exempt Securities Trust, Intermediate Term Trust 40, National Trust 280 (Insured) and National Trust 281:

   We consent to the use of our report dated October 11, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                  /s/ KPMG LLP

                                                  KPMG LLP

New York, New York
October 11, 2001